SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 14, 1999
                                                ----------------

                      Consumat Environmental Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


        0-9253                                           54-0720128
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(Commission file number)                       (IRS Employer Identification No.)


                  8407 Erle Road, Mechanicsville, Virginia     23116
                                       and
                  Post Office Box 9379, Richmond, Virginia     23227
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                 (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code (804) 746-4120
                                                  ----------------

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Item 5.  Other Events

         On May 13, 1999, the Company issued a press release informing the public that it had been notified by Finova Mezzanine Capital (formerly Sirrom Capital), its Senior Lender, that it was in default under its loan agreements, due to the Company's inability to make its May1, 1999 interest payment when due. Finova gave the Company 10 days to cure the default. It is unlikely that the Company will be able to cure the default within this period. A copy of the Press Release dated May 13, 1999 is filed as Exhibit 28(a) to this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c.)     Exhibits:

         Exhibit Number                 Description
         --------------                 -----------

              28(a)              Press release dated May 13, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Consumat Environmental Systems, Inc.
                                                  (Registrant)



Date:  May 14, 1999                               /s/ ROBERT L. MASSEY
                                                  -----------------------------
                                                      Robert L. Massey
                                                      Chief Executive Officer


Date:  May 14, 1999                               /s/ MARK E. HILLS
                                                  -----------------------------
                                                      Mark E. Hills
                                                      Chief Accounting Officer